4Q07 Earnings Conference Call Supplemental Materials January 22, 2008

Forward Looking Statements
Forward Looking Statements
Safe Harbor
Safe Harbor
Statements contained in this presentation which are
Statements contained in this presentation which are
not historical facts and which pertain to future
not historical facts and which pertain to future
operating results of IBERIABANK Corporation and its
operating results of IBERIABANK Corporation and its
subsidiaries constitute “forward-looking statements”
subsidiaries constitute “forward-looking statements”
within the meaning of the Private Securities Litigation
within the meaning of the Private Securities Litigation
Reform Act of 1995. These forward-looking
Reform Act of 1995. These forward-looking
statements involve significant risks and uncertainties.
statements involve significant risks and uncertainties.
Actual results may differ materially from the results
Actual results may differ materially from the results
discussed in these forward-looking statements.
discussed in these forward-looking statements.
Factors that might cause such a difference include,
Factors that might cause such a difference include,
but are not limited to, those discussed in the
but are not limited to, those discussed in the
Company’s periodic filings with the SEC.
Company’s periodic filings with the SEC.

3 Introductory Comments

Introductory Comments
Introductory Comments
Summary
Summary
Solid Margin Expansion –
Solid Margin Expansion –
Liability Sensitive
Liability Sensitive
Strong Loan Growth And Good Deposit Growth
Strong Loan Growth And Good Deposit Growth
Additional Loan Loss Provision To Address Builder
Additional Loan Loss Provision To Address Builder
Construction –
Construction –
Contained And Manageable
Contained And Manageable
Relatively Small Construction Exposure
Relatively Small Construction Exposure
Seasonal Businesses Performing Well Despite
Seasonal Businesses Performing Well Despite
Industry Wide Issues –
Industry Wide Issues –
Well Positioned For 2008
Well Positioned For 2008
S&B Run Rate Expense Savings Goals Exceeded
S&B Run Rate Expense Savings Goals Exceeded
Capital Position Strengthened
Capital Position Strengthened
$6.9 Million Gain On Credit Card Receivables In 1Q08
$6.9 Million Gain On Credit Card Receivables In 1Q08

Introductory Comments
Introductory Comments
Distinctively Different
Distinctively Different
One Of Oldest Banks In LA -
One Of Oldest Banks In LA -
March 12, 1887
March 12, 1887
Favorably Positioned For Interest  Rate Moves
Favorably Positioned For Interest  Rate Moves
Positioned Well For Mortgage Refinancing Wave
Positioned Well For Mortgage Refinancing Wave
No Toxic Investments
No Toxic Investments
Stable And Countercyclical Markets
Stable And Countercyclical Markets
Favorable Competitive Dynamics
Favorable Competitive Dynamics
Extremely Small C&D Exposure
Extremely Small C&D Exposure
Taking Corrective Action Early & Aggressively
Taking Corrective Action Early & Aggressively
Delivering On Long-Term Investments
Delivering On Long-Term Investments
Growth Opportunities
Growth Opportunities

Introductory Comments
Introductory Comments
Change In Stock Price
Change In Stock Price
Source: Stifel Nicolaus, As Of January 11, 2008 Source: Stifel Nicolaus, As Of January 11, 2008
58%
27%
45%
47%
13%
-4%
16%
-21%
-14%
-40%
-30%
-20%
-10%
0%
10%
20%
30%
40%
50%
60%
2000 2001 2002 2003 2004 2005 2006 2007 YTD
2008
IBKC
S&P Banks
NASDAQ Banks
DJIA
S&P 500
Russell 2000

7 Asset Quality

Asset Quality
Asset Quality
Pulaski Builder Exposure
Pulaski Builder Exposure
# Loans
$ Funded % Of Line Average
Funded Committed %Total Funded $ Funded
Builder Loans
Memphis Area 21,925 $      24,403 $      121 35.5% 90% 181,198 $
North Mississippi 6,074 6,111 33 9.8% 99% 184,061
Little Rock 17,823 20,430 127 28.8% 87% 140,339
Northeast Ark. 3,245 3,518 23 5.2% 92% 141,087
Northwest Ark. 12,756 13,721 97 20.6% 93% 131,505
Total Pulaski
61,823 $
68,183 $      401 100.0% 91% 154,172 $
By Dollar Amount ($000)
Development Lot House <100% House 100% Development Lot House <100% House 100%
Loans Loans Complete Complete Loans Loans Complete Complete
Memphis Area 2,201 $           4,952 $      6,045 $          8,727 $        1 113 23 68
North Mississippi - 517 699 4,858 0 13 1 26
Little Rock 2,267 1,270 7,294 6,992 1 45 44 56
Northeast Ark. 339 455 938 1,514 1 4 6 11
Northwest Ark. - 1,616 2,815 8,323 0 34 13 53
Total Pulaski 4,807 $           8,810 $      17,791 $        30,414 $      3 209 87 214
% Of Total 8% 14% 29% 49% 1% 41% 17% 42%
By Dollar Amount ($000) By Number Of Loans
% Balance
Funded Loans Discounts & % Discounts &
Balance Current 30-59 60-89 > 90 Nonaccrual Reserves Nonaccrual Reserves
Memphis Area 21,925 $  12,583 $  903 $     - $      - $      8,439 $       2,028 $        38.5% 9.25%
North Mississippi 6,074 - - - - 6,074 295 100.0% 4.86%
Little Rock 17,823 15,056 1,593 144 - 1,030 412 5.8% 2.31%
Northeast Ark. 3,245 2,741 - - - 504 115 15.5% 3.54%
Northwest Ark. 12,755 8,865 534 - - 3,355 626 26.3% 4.91%
Total Pulaski 61,822 $  39,245 $  3,030 $  144 $     - $      19,402 $     3,476 $        31.4% 5.62%
By Dollar Amount ($000)
# Of Days Past Due

Asset Quality
Asset Quality
4Q07 Compared To 3Q07
4Q07 Compared To 3Q07
($thousands)
3Q07 4Q07 3Q07 4Q07 3Q07 4Q07
Nonaccruals 2,994 $        3,545 $        13,197 $      32,562 $      16,191 $      36,107 $
OREO & Foreclosed 1,936 1,688 4,796 7,726 6,733 9,413
90+ Days Past Due 1,067 1,684 4,047 971 5,113 2,655
Nonperforming Assets 5,997 $        6,917 $        22,040 $      41,259 $      28,037 $      48,175 $
NPAs/Assets 0.17% 0.19% 1.61% 3.14% 0.58% 0.98%
NPAs/(Loans + OREO) 0.24% 0.26% 2.67% 5.06% 0.85% 1.40%
LLR/Loans 0.95% 0.93% 1.47% 1.72% 1.08% 1.12%
Net Charge-Offs/Loans 0.04% 0.12% 0.09% 0.14% 0.05% 0.12%
Past Dues:
30-89 Days Past Due 6,197 $        10,042 $      9,030 $        8,202 $        15,227 $      18,244 $
90+ days Past Due 1,067 1,684 4,047 971 5,113 2,655
Nonaccual Loans 2,994 3,545 13,197 32,562 16,191 36,107
Total 30+ Past Dues 10,258 $      15,271 $      26,274 $      41,735 $      36,531 $      57,006 $
% Loans 0.41% 0.58% 3.04% 4.93% 1.10% 1.66%
Loan Mix:
Commercial 53.3% 55.4% 63.9% 63.0% 55.3% 56.7%
Consumer 14.0% 13.6% 22.5% 22.8% 16.4% 16.0%
Mortgage 20.6% 19.5% 7.4% 7.2% 17.6% 16.8%
Business Banking 2.4% 2.3% 0.0% 0.0% 1.8% 1.8%
Indirect 9.7% 9.2% 0.0% 0.0% 7.3% 7.0%
Credit Cards 0.0% 0.0% 6.2% 7.0% 1.6% 1.7%
Total Loans 100.0%
IBERIABANK Pulaski IBERIABANK Corp.
100.0%
100.0%
100.0% 100.0% 100.0%

Asset Quality
Asset Quality
Trends –
Trends –
Entity NPA & Past Dues
Entity NPA & Past Dues
s
2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 $Chg
6/30/06 9/30/06 12/31/06 3/31/07 6/30/07 9/30/07 12/31/07 Last Qtr.
Nonaccrual Louisiana 4,340 $        2,904 $        2,701 $        3,100 $        2,532 $        2,994 $        3,545 $        551 $
Pulaski - - - 12,456 11,718 13,197 32,562 19,365
Consolidated 4,340 $        2,904 $        2,701 $        15,556 $      14,250 $      16,191 $      36,107 $      19,916 $
OREO & Foreclosed Assets Louisiana 287 $           1,177 $        2,008 $        2,439 $        1,769 $        1,937 $        1,688 $        (249) $
Pulaski - - - 911 2,497 4,796 7,702 2,906
Consolidated 287 $           1,177 $        2,008 $        3,350 $        4,266 $        6,733 $        9,390 $        2,657 $
Accruing 90+ Days Past Due Louisiana 1,469 $        1,873 $        310 $           253 $           914 $           1,067 $        1,684 $        617 $
Pulaski - - - 142 1,670 4,046 971 1 (3,075)
Consolidated 1,469 $        1,873 $        310 $           395 $           2,584 $        5,113 $        2,655 $        (2,458) $
Total NPAs Louisiana 6,096 $        5,954 $        5,019 $        5,793 $        5,215 $        5,998 $        6,917 $        919 $
Pulaski - - - 13,509 15,885 22,039 41,234 19,195
Consolidated 6,096 $        5,954 $        5,019 $        19,302 $      21,100 $      28,037 $      48,151 $      20,114 $
NPAs / Total Assets Louisiana 0.20% 0.19% 0.16% 0.18% 0.16% 0.17% 0.19%
Pulaski n.m. n.m. n.m. 0.98% 1.15% 1.61% 3.14%
Consolidated 0.20% 0.19% 0.16% 0.42% 0.45% 0.58% 0.98%
30-89 Days Past Due Louisiana 5,309 $        4,261 $        5,303 $        11,060 $      6,671 $        6,197 $        10,042
$
3,845 $
Pulaski - - - 8,055 10,592 9,030 8,202 (828)
Consolidated 5,309 $        4,261 $        5,303 $        19,116 $      17,263 $      15,227 $      18,244 $      3,017 $
30-89 Days PDs / Loans Louisiana 0.26% 0.20% 0.24% 0.49% 0.28% 0.25% 0.38%
Pulaski n.m. n.m. n.m. 1.05% 1.33% 1.05% 0.97%
Consolidated 0.26% 0.20% 0.24% 0.63% 0.54% 0.46% 0.53%

Asset Quality
Asset Quality
Trends –
Trends –
Entity LLR & Net COs
Entity LLR & Net COs
2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 $Chg
6/30/06 9/30/06 12/31/06 3/31/07 6/30/07 9/30/07 12/31/07 Last Qtr.
Loan Loss Reserve* Louisiana 36,419 $     33,954 $     29,922 $     29,968 $     27,999 $     23,669 $     24,417 $     748 $
Pulaski - - - 8,743 9,827 12,044 13,868 1,824
Consolidated 36,419 $     33,954 $     29,922 $     38,711 $     37,826 $     35,713 $     38,285 $     2,572
$
LLR / Total Loans Louisiana 1.79% 1.56% 1.34% 1.32% 1.17% 0.95% 0.93%
Pulaski n.m. n.m. n.m. 1.14% 1.24% 1.47% 1.72%
Consolidated 1.79% 1.56% 1.34% 1.28% 1.19% 1.08% 1.12%
Net Charge-Offs Louisiana 117 $          76 $            85 $            54 $            134 $          230 $          750 $          520 $
Pulaski - - - 110 160 190 279 89
Consolidated 117 $          76 $            85 $            164 $          294 $          420 $          1,029 $       609 $
Net COs/Avg Loans Louisiana 0.02% 0.01% 0.02% 0.01% 0.02% 0.04% 0.12%
Pulaski
n.m.
n.m. n.m. 0.09% 0.08% 0.09% 0.14%
Consolidated
0.02%
0.01% 0.02% 0.02% 0.04% 0.05% 0.12%
LLR Coverage Of NPAs Louisiana 597% 570% 596% 517% 537% 395% 353%
Pulaski
n.m. n.m. n.m. 65% 62%
55%
34%
Consolidated
597% 570% 596% 201% 179% 127% 80%
* Does not include loan discounts associated with acquisitions.

Asset Quality
Asset Quality
Loan Mix And 30 Days+ Past Due
Loan Mix And 30 Days+ Past Due
2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07
6/30/06 9/30/06 12/31/06 3/31/07 6/30/07 9/30/07 12/31/07
% of Outstandings Commercial 47.5% 49.3% 51.7% 53.9% 54.8% 55.3% 56.7%
Mortgage 23.8% 23.5% 21.4% 20.3% 17.9% 17.6% 16.8%
Consumer 14.6% 13.9% 13.8% 14.8% 16.4% 16.4% 16.0%
Indirect 11.2% 10.5% 10.2% 7.5% 7.4% 7.3% 7.0%
Business Banking 2.6% 2.4% 2.5% 1.9% 1.9% 1.8% 1.8%
Credit Cards 0.4% 0.4% 0.4% 1.6% 1.6% 1.6% 1.7%
Total Loans 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0%
Past Due 30+ Days* Commercial 0.19% 0.22% 0.19% 1.30% 1.02% 1.21% 1.95%
Mortgage 0.76% 0.38% 0.28% 1.29% 1.06% 0.82% 1.06%
Consumer 0.91% 0.80% 0.76% 0.79% 1.54% 1.39% 1.74%
Indirect 0.76% 0.83% 0.90% 0.66% 0.65% 0.66% 1.21%
Business Banking 1.83% 0.65% 0.58% 0.43% 0.59% 0.04% 0.11%
Credit Cards 2.20% 1.31% 1.12% 0.72% 0.70% 0.94% 0.82%
Total Loans 0.54% 0.41% 0.37% 1.15% 1.07% 1.10% 1.66%
Louisiana 0.54% 0.41% 0.37% 0.64% 0.42% 0.41% 0.59%
Pulaski n.m. n.m. n.m. 2.70% 3.02% 3.04% 4.93%
Consolidated 0.54% 0.41% 0.37% 1.15% 1.07% 1.10% 1.66%
* Includes nonaccruing loans

Asset Quality
Asset Quality
Legacy –
Legacy –
Classified Assets
Classified Assets
Note: Classified Assets Include Substandard, Doubtful and Loss Note: Classified Assets Include Substandard, Doubtful and Loss
$-
$5,000
$10,000
$15,000
$20,000
$25,000
$30,000
Classified Assets - Legacy IBERIABANK
Loss
Doubtful
Substandard

Asset Quality
Asset Quality
Loan Loss Reserve
Loan Loss Reserve
Louisiana Franchise –
Louisiana Franchise –
Improved Situation
Improved Situation
•
•
85% Of LA Loan Portfolio Is In South Louisiana
85% Of LA Loan Portfolio Is In South Louisiana
•
•
South Louisiana Credits Performing Very Well
South Louisiana Credits Performing Very Well
•
•
Classified Assets And NPAs Remain Strong
Classified Assets And NPAs Remain Strong
•
•
Recorded A $1.5 Million Loan Loss Provision In 4Q07
Recorded A $1.5 Million Loan Loss Provision In 4Q07
Pulaski Franchise –
Pulaski Franchise –
Mixed Situation
Mixed Situation
•
•
Most Of Loan Portfolio Is In Very Good Shape
Most Of Loan Portfolio Is In Very Good Shape
•
•
Some Construction Portfolio Deterioration
Some Construction Portfolio Deterioration
•
•
Aggressively Addressing Potential Problems
Aggressively Addressing Potential Problems
•
•
Recorded $2.1 Million Loan Loss Provision in 4Q07
Recorded $2.1 Million Loan Loss Provision in 4Q07
Continued High LL Provision To
Continued High LL Provision To
Support Strong Loan Growth
Support Strong Loan Growth
$1 Million In Net Charge-Offs In
$1 Million In Net Charge-Offs In
4Q07 (0.12% Loans) & $1.2 Million
4Q07 (0.12% Loans) & $1.2 Million
For Change In Asset Quality
For Change In Asset Quality
3Q07 4Q07
Net Charge-Offs 420 $      1,029 $
Loan Growth 1,378 1,375
Change In Asset Quality (3,491) 1,198
Loan Loss Provision (1,693) $  3,602 $
Net Charge-Offs/Avg. Loans 0.05% 0.12%
Loan Loss Reserve/Loans 1.08% 1.12%

15 Financial Overview

Financial Overview
Financial Overview
Favorable Balance Sheet Growth
Favorable Balance Sheet Growth
•
•
Loans Up $123mm (+4%)
Loans Up $123mm (+4%)
Commercial +$115mm
Commercial +$115mm
Consumer +$13mm
Consumer +$13mm
Mortgage -$5mm
Mortgage -$5mm
•
•
Deposits Up $35mm (+1%)
Deposits Up $35mm (+1%)
Nonint-Bear +$9mm
Nonint-Bear +$9mm
Int-Bearing +$27mm
Int-Bearing +$27mm
•
•
Loan/Deposits = 98%
Loan/Deposits = 98%
•
•
Equity Up $16mm (+3%)
Equity Up $16mm (+3%)
•
•
Equity/Assets = 10.13%
Equity/Assets = 10.13%
•
•
Tier 1 Leverage = 7.42%
Tier 1 Leverage = 7.42%
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
Loans
Deposits
Quarterly Averages Annual Average Balances
-1%
20%
17
17 22%
34%
1%
3%
7%
4%
13
16
18%
9%
15%
12%
17
11%
14%
13
8%
16%
46%
56%
36%
42%
55%
46%
52%
43%
45%
52%

Financial Overview
Financial Overview
Investment Portfolio
Investment Portfolio
Total Portfolio Composition
9.1%
11.6
67.8%
11.5%
Fixed Agency
CMO
MBS
Municipals
Municipal Portfolio
2.8%
19.3%
19.5%
6.5%
15.1%
36.9%
ACA
AMBAC
FGIC
FSA
MBIA
None
Municipals Municipals
Fixed Agencies Fixed Agencies
CMOs CMOs
MBS MBS
71% supported 71% supported
by state of issue by state of issue
(AA or better) (AA or better)
None None
Yield Dur.
Fixed Agency 5.17% 0.8
CMO 5.11% 3.3
MBS 5.18% 3.6
Municipals 6.38% 4.4
Total 5.32% 3.1
Muni Breakdown:
AR 44%
PA 14%
TX 7%
NJ 6%
IL 5%
NY 3%
AL 3%
WI 3%
IA 3%
Other 12%
Total 100%

Base Blue Forward
Change In: -200 bp -100 bp Case +100 bp +200 bp Chip Curve
Net Interest
Income
2% 2% 0% -1% -3% 2% 3%
Economic
Value of
Equity
-9% -3% 0% 1% 1% -- --
Financial Overview
Financial Overview
Interest Rate Simulations
Interest Rate Simulations
Source: Bancware
Source: Bancware
Bancware model, as of December 31, 2007 model, as of December 31, 2007
Slightly Liability Sensitive
Slightly Liability Sensitive
Degree Is A Function Of The Reaction Of Competitors To
Degree Is A Function Of The Reaction Of Competitors To
Changes In Deposit Pricing
Changes In Deposit Pricing
Projected Benefit Associated With Forward Curve
Projected Benefit Associated With Forward Curve

Financial Overview
Financial Overview
Recent Rate Movements
Recent Rate Movements
Short-Term Interest Daily Rates
3.65%
3.93%
3.07%
2.75%
3.00%
3.25%
3.50%
3.75%
4.00%
4.25%
4.50%
4.75%
5.00%
5.25%
5.50%
5.75%
6.00%
Overnight Repo Rate
LIBOR (3-Mo)
T-Bills (3-Mo)
3-Month
LIBOR
Overnight Repo
3-Month T-
Bill
Declining
Declining
Interest Rate
Interest Rate
Environment
Environment
Futures
Futures
Markets
Markets
Suggest
Suggest
Significant
Significant
Fed Cuts
Fed Cuts
Expected
Expected
Since Early
Since Early
August, Still
August, Still
Exists A
Exists A
Substantial
Substantial
Market
Market
Dislocation,
Dislocation,
Though
Though
Improving
Improving
Source: Bloomberg on January 17, 2008 Source: Bloomberg on January 17, 2008

Financial Overview
Financial Overview
Trends -
Trends -
Mortgage Interest Rates
Mortgage Interest Rates
Source: National Home Builders Association Source: National Home Builders Association
Mortgage Interest Rate Trend
3.00
3.50
4.00
4.50
5.00
5.50
6.00
6.50
7.00
30-year
15-year
5/1 ARM
Adjustable
Rising
Rising
Interest Rate
Interest Rate
Environment
Environment
In 2005-06
In 2005-06
Spike Up In
Spike Up In
Mid-2007
Mid-2007
And Rapid
And Rapid
Decline
Decline
Since Then
Since Then
Mortgage
Mortgage
Rates Have
Rates Have
Converged
Converged
Significant
Significant
Pick-up In
Pick-up In
Refinance
Refinance
Activity (48%
Activity (48%
Recently)
Recently)

Financial Overview
Financial Overview
Mortgage Quarterly Revenues
Mortgage Quarterly Revenues
$-
$0.5
$1.0
$1.5
$2.0
$2.5
$3.0
$3.5
$4.0
$4.5
$5.0
$5.5
$6.0
$6.5
2003 2004 2005 2006 2007
Mortgage Gains On Sale Of Loans
1st Qtr
2nd Qtr
3rd Qtr
4th Qtr
*
**
Assumes Pulaski's acquisition of IBERIABANK Mortgage beginning in February 2007
Closed $987
Closed $987
Million In
Million In
Mortgage
Mortgage
Loans In 2007
Loans In 2007
In 2007, Pulaski
In 2007, Pulaski
Mortgage
Mortgage
Volume Down
Volume Down
8% Vs. 2006
8% Vs. 2006
IBERIABANK
IBERIABANK
Mortgage +27%
Mortgage +27%
And 50 Bps.
And 50 Bps.
Better Pricing
Better Pricing
In Secondary
In Secondary
Market
Market
$82 Million
$82 Million
Locked Pipeline
Locked Pipeline
On 1/18/08
On 1/18/08

Financial Overview
Financial Overview
Title Insur. Quarterly Revenues
Title Insur. Quarterly Revenues
$-
$0.5
$1.0
$1.5
$2.0
$2.5
$3.0
$3.5
$4.0
$4.5
$5.0
$5.5
$6.0
$6.5
2003 2004 2005 2006 2007
Title Insurance Revenues
1st Qtr
2nd Qtr
3rd Qtr
4th Qtr
*
**
Includes the acquisition of United Title beginning in April 2007
Total Of 14,634
Total Of 14,634
Closings (+9%
Closings (+9%
vs. 2006)
vs. 2006)
Revenues Of
Revenues Of
$18 Million
$18 Million
(+22% vs. 2006)
(+22% vs. 2006)
256 Full-Time
256 Full-Time
Employees And
Employees And
30 Offices
30 Offices
Completed And
Completed And
Integrated
Integrated
United Title Of
United Title Of
Louisiana In
Louisiana In
April 2007
April 2007

Financial Overview
Financial Overview
Salary & Benefit Savings
Salary & Benefit Savings
-
20
40
60
80
100
120
140
160
- 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21
$-
$1.0
$2.0
$3.0
$4.0
$5.0
$6.0
$7.0
FTE Reduction
Savings

Financial Overview
Financial Overview
Profitability -
Profitability -
Quarterly EPS
Quarterly EPS
Reported Margin
Reported Margin
Improvement To
Improvement To
3.18% (+6 bp)
3.18% (+6 bp)
Net Income Of
Net Income Of
$10.1mm (-17%)
$10.1mm (-17%)
4Q07 EPS of $0.79
4Q07 EPS of $0.79
(-16% Vs. 3Q07)
(-16% Vs. 3Q07)
T/E Net Interest Margin
Month
Quarterly Dec.
2Q07 3Q07 4Q07 2007
Reported Margin 3.09% 3.12% 3.18% 3.15%
+ Nonaccrual Impact - - 0.03% 0.08%
+ Trust Preferred Impact - - 0.01% 0.02%
Adjusted Margin 3.09% 3.12% 3.22% 3.25%
Non-GAAP Pro Forma Net Income And EPS 1Q 2007 2Q 2007 3Q 2007 4Q 2007
(After-tax; Dollars in thousands)
Net Income As Reported $9,155 $10,027 $12,061 $10,067
Add: Merger-related And Severance Costs 873 1,930 151 289
Add: Impact of FAS 123R and 133 193 117 312 265
Net Income – Guidance Basis $10,221 $12,074 $12,524 $10,621
(After-tax; Per share basis)
Fully Diluted EPS As Reported $0.76 $0.78 $0.94 $0.79
Add: Merger-related And Severance Costs 0.06 0.14 0.01 0.02
Add: Impact of FAS 123R and 133 0.02 0.01 0.02 0.02
EPS – Guidance Basis $0.84 $0.93 $0.98 $0.83

25 Markets

Markets -
Markets -
Branches
Branches
Branch Expansion Initiative
Branch Expansion Initiative
Period-End Loan And Deposit Volumes
14 Offices
14 Offices
New Orleans
New Orleans
Pan Am Office
Pan Am Office
Opened On
Opened On
Sept. 14th
Sept. 14th
4Q07 Loans
4Q07 Loans
Of $78 mm
Of $78 mm
(+100% YTD)
(+100% YTD)
4Q07
4Q07
Deposits Of
Deposits Of
$94 mm
$94 mm
(+132% YTD)
(+132% YTD)
4Q07 EPS Of
4Q07 EPS Of
-$0.05
-$0.05
$-
$10
$20
$30
$40
$50
$60
$70
$80
2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07
Deposits
Loans

Markets
Markets
New Offices
New Offices
Camellia Tower
Camellia Tower
Lafayette
Lafayette
IBERIABANK
IBERIABANK
Mortgage
Mortgage
Pan Am-Poydras Street
Pan Am-Poydras Street
New Orleans
New Orleans
IBERIABANK Commercial,
IBERIABANK Commercial,
Retail And Mortgage
Retail And Mortgage

Markets –
Markets –
Local Economies
Local Economies
Oil & Gas Impact
Oil & Gas Impact
Source: Bloomberg on January 17, 2008 Source: Bloomberg on January 17, 2008
$-
$2.00
$4.00
$6.00
$8.00
$10.00
$12.00
$14.00
$16.00
$18.00
$20.00
$-
$10.00
$20.00
$30.00
$40.00
$50.00
$60.00
$70.00
$80.00
$90.00
$100.00
Natural Gas (Left Scale)
Crude Oil (Right Scale)

Markets –
Markets –
Local Economies
Local Economies
Oil & Gas –
Oil & Gas –
Louisiana
Louisiana
The Gulf Of Mexico
The Gulf Of Mexico
Accounts For:
Accounts For:
1/3 Of U.S. Oil
1/3 Of U.S. Oil
Production
Production
20% Of U.S. Natural
20% Of U.S. Natural
Gas Production
Gas Production
LA Ranks
LA Ranks 4
th
In U.S. Crude Oil Production
In U.S. Crude Oil Production
2 of 4 U.S. Strategic Petro Reserves in LA
2 of 4 U.S. Strategic Petro Reserves in LA
LA Processes 1/5 Of Foreign Crude In US
LA Processes 1/5 Of Foreign Crude In US
2
nd
Highest Petro Products Processed
Highest Petro Products Processed
LA Ranks 2
LA Ranks 2
nd
In Natural Gas Production
In Natural Gas Production

Markets –
Markets –
Local Economies
Local Economies
Oil & Gas –
Oil & Gas –
Fayetteville Shale
Fayetteville Shale
Source: State Of Arkansas Oil & Gas Commission Source: State Of Arkansas Oil & Gas Commission

Markets –
Markets –
Local Economies
Local Economies
Big Local Economic Influences
Big Local Economic Influences
Fayetteville Shale Play (10 Counties In Arkansas)
Fayetteville Shale Play (10 Counties In Arkansas)
•
•
Estimated Benefit Over 10-15+ Years
Estimated Benefit Over 10-15+ Years
•
•
2003-05: $158MM Direct; $190MM Total
2003-05: $158MM Direct; $190MM Total
•
•
2005-08 Estimated: $3.8 Bil. Direct; $5.5 Bil. Total
2005-08 Estimated: $3.8 Bil. Direct; $5.5 Bil. Total
•
•
Estimated: 9,683 Jobs And Add $358MM In Taxes
Estimated: 9,683 Jobs And Add $358MM In Taxes
Katrina/Rita Rebuilding (South Louisiana)
Katrina/Rita Rebuilding (South Louisiana)
•
•
Latest Cost Estimate: $127 Billion
Latest Cost Estimate: $127 Billion
•
•
Average Of $425,000 Per Person
Average Of $425,000 Per Person
Cyberspace Command (Shreveport/Bossier City, LA)
Cyberspace Command (Shreveport/Bossier City, LA)
•
•
Current “Provisional HQ”; In The Running For Final
Current “Provisional HQ”; In The Running For Final
•
•
Estimated: 10,000+ Jobs With Avg. Salary = $70,000
Estimated: 10,000+ Jobs With Avg. Salary = $70,000

Markets –
Markets –
Local Economies
Local Economies
Unemployment –
Unemployment –
State Trends
State Trends
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
8.0%
9.0%
10.0%
11.0%
U.S.
Louisiana
Arkansas
Source: U.S. Department of Labor, Bureau of Labor Statistics Source: U.S. Department of Labor, Bureau of Labor Statistics
AR
AR
Unemploy.
Unemploy.
Rate Above US
Rate Above US
Average, But
Average, But
Some MSAs
Some MSAs
Are
Are
Favorable:
Favorable:
LA
LA
Unemploy.
Unemploy.
Rate Below US
Rate Below US
Average; Most
Average; Most
MSAs
MSAs
Are Very
Are Very
Strong
Strong
AR =
5.2%
LA =
3.2%
Katrina
•
•
NW Ark = 3.6% NW Ark = 3.6%
•
•
Little Rock = 4.3% Little Rock = 4.3%
•
•
Jonesboro = 5.1% Jonesboro = 5.1%
•
•
Memphis = 5.2% Memphis = 5.2%
US =
4.8%

Markets –
Markets –
Local Economies
Local Economies
Unemployment –
Unemployment –
LA Markets
LA Markets
4.8%
2.3%
2.9%
3.4%
3.5%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
8.0%
U.S.
Lafayette
Baton Rouge
New Orleans
Monroe
Shreveport
Source: U.S. Department of Labor, Bureau of Labor Statistics Source: U.S. Department of Labor, Bureau of Labor Statistics
All LA MSAs
All LA MSAs
Experienced
Experienced
Declining
Declining
Unemploy.
Unemploy.
Rates
Rates
Lafayette,
Lafayette,
Baton Rouge
Baton Rouge
And Houma
And Houma
Amongst The
Amongst The
Lowest In
Lowest In
The US In
The US In
Nov. 2007
Nov. 2007
Drivers
Drivers
Include
Include
Katrina
Katrina
Rebuild &
Rebuild &
Energy
Energy
Sector
Sector

Markets –
Markets –
Local Economies
Local Economies
Unemployment –
Unemployment –
Vs. U.S. MSAs
Vs. U.S. MSAs
Source: U.S. Department of Labor, Bureau of Labor Statistics Source: U.S. Department of Labor, Bureau of Labor Statistics
Ranking 369 U.S. MSAs
November 2007 Unemployment Rates
-
1.0
2.0
3.0
4.0
5.0
6.0
7.0
8.0
9.0
10.0
11.0
12.0
13.0
14.0
1 11 21 31 41 51 61 71 81 91 101111121131141151161171181191201211221231241251261271281291301311321331341351361
4.5%
U.S. Average = 4.5%
#4 Houma, LA 2.2%
#6 Lafayette, LA 2.3%
#29 Baton Rouge, LA 2.9%
Tie #35 Alexandria, LA & Lake
Charles, LA 3.0%
#75 New Orleans, LA 3.4%
Tie #88 Monroe, LA & Shreveport, LA 3.5%
#98 Fayetteville-Springdale-Rogers, AR 3.6%
#175 Little Rock, AR 4.3%
#273 Jonesboro, AR 5.1%
#278 Memphis, TN 5.2%

Markets -
Markets -
Housing
Housing
Change In Building Permits
Change In Building Permits
Building Permits - Change 2007 Vs. Peak
New Orleans
333rd
6.7%
Lake Charles
321st
-4.0%
NW Ark
68th
-56.8%
Little Rock
175th
-36.7%
Jonesboro
238th
-27.1%
Baton Rouge
243rd
-26.3%
Lafayette
257th
-23.6%
Monroe
276th
-18.7%
Memphis
279th
-18.0%
-125%
-100%
-75%
-50%
-25%
0%
25%
50%
75%
100%
125%
150%
0 20 40 60 80 100 120 140 160 180 200 220 240 260 280 300 320 340 360 380
MSAs - Rank
Courtesy of FIG Partners; data derived from report dated October Courtesy of FIG Partners; data derived from report dated October 15, 2007 15, 2007

Markets -
Markets -
Housing
Housing
Foreclosures & High-Rate Loans
Foreclosures & High-Rate Loans
High-Rate
State % Change Loans As %
Rank Jul-07 Aug-07 Sep-07 Sep 06-07 Total Loans
United States 693         510         557         99%
Tennessee 12        748         569         654         46% 24%
Arkansas 18        1,196      1,219      929         20% 21%
Louisiana 39        3,484      2,824      3,135      78% 24%
Mississippi 46        7,354      7,534      7,627      105% 28%
Other:
Nevada 1          199 165 185 187% 29%
Florida 2          431         243         248         158% 32%
California 3          333 224 253         246% 24%
Michigan 4          320 288 314         82% 27%
Sources: RealtyTrac WSJ, 10/11/07
# Of Households For Each
Foreclosure (Higher The
Better)
Foreclosure Trends In Our Markets Are More
Foreclosure Trends In Our Markets Are More
Favorable, Except In Memphis
Favorable, Except In Memphis

Markets -
Markets -
Housing
Housing
Local –
Local –
Lafayette Home Prices
Lafayette Home Prices
Lafayette
Lafayette
Housing
Housing
Prices Rose
Prices Rose
Less Than
Less Than
National
National
Average
Average
And Well
And Well
Below Hot
Below Hot
Markets
Markets
Current
Current
Absolute
Absolute
Median
Median
Price Level
Price Level
Is One-
Is One-
Third Below
Third Below
National
National
Average
Average
Median Home Prices
$208,700
$138,400
$222,300
$80,000
$90,000
$100,000
$110,000
$120,000
$130,000
$140,000
$150,000
$160,000
$170,000
$180,000
$190,000
$200,000
$210,000
$220,000
$230,000
$240,000
1999 2000 2001 2002 2003 2004 2005 2006 2007
Lafayette
U.S. Median
US vs. Laf
+32%
US:
+61%
Laf:
+49%

Markets -
Markets -
Housing
Housing
Local –
Local –
Lafayette Home Inventory
Lafayette Home Inventory
Acadiana
Acadiana
Housing
Housing
Inventory
Inventory
Edged Up
Edged Up
Slightly In
Slightly In
September
September
2007
2007
Despite
Despite
Slightly
Slightly
Higher
Higher
Inventories,
Inventories,
Figures
Figures
Remain At
Remain At
About One-
About One-
Half The
Half The
National
National
Average
Average
2.8
3.7
4.2
5.7
6.3
7.1
3.7
4.5
5.1
4.5
5.4
4.5
9.4
9.8
8.8
4.7
5.6
5.8
-
1
2
3
4
5
6
7
8
9
10
Lafayette-
Resales
Lafayette-
New
Construction
Lafayette-All
Properties
Iberia Parish St. Landry
Parish
All Acadiana
Parishes
Months Supply Residential Homes (June-November 2007)
Jun-07
Sep-07
Nov-07
Source: Van Eaton & Romero, The Acadiana Residential Real Estate Market

Summary Of IBKC
Summary Of IBKC
Industry Operating Environment--Challenging
Industry Operating Environment--Challenging
•
•
Housing
Housing
•
•
Credit Risk
Credit Risk
•
•
Interest Rate Risk
Interest Rate Risk
•
•
Operations Risk
Operations Risk
We Tend To Move “Ahead Of The Curve”
We Tend To Move “Ahead Of The Curve”
Focus On Long-Term Investments & Payback
Focus On Long-Term Investments & Payback
Organic And External Growth
Organic And External Growth
Both Expense Control And Revenue Growth
Both Expense Control And Revenue Growth
EPS/Stock Price Linkage -
EPS/Stock Price Linkage -
Shareholder Focus
Shareholder Focus
Favorable Risk/Return Compared To Peers
Favorable Risk/Return Compared To Peers